EXHIBIT 99.1

              Computational Materials filed on October 31, 2005.

[LOGO OMITTED]                                                     Sep 27, 2005
                                                                 (212) 538-3831
                               INDYMAC MBS, INC.
                                   Depositor

                                 INDX 05-AR25
                         $[500,000,000] (Approximate)

            Note: Information is preliminary and subject to change

-------------------------------------------------------------------------------
Deal Information:
-------------------------------------------------------------------------------
Deal Settlement:                                    Oct [28], 2005
-------------------------------------------------------------------------------
Investor Settlement:                                Oct [31], 2005
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Approximate Collateral Charateristics:
-------------------------------------------------------------------------------
Group:                                              [1]
-------------------------------------------------------------------------------
Size:                                               $[155,000,000](+/- 10%)
-------------------------------------------------------------------------------
Originator:                                         Indymac
-------------------------------------------------------------------------------
Gross WAC:                                          6.310 (+/- 15 bps)
-------------------------------------------------------------------------------
Net WAC:                                            5.935 (+/- 15 bps)
-------------------------------------------------------------------------------
Index:                                              100.00% 6moL (+/- 5%)
-------------------------------------------------------------------------------
W.A. Gross Margin:                                  2.73 (+/- 5 bps)
-------------------------------------------------------------------------------
W.A. Net Margin:                                    2.355 (+/- 5 bps)
-------------------------------------------------------------------------------
W.A. Months to Roll:                                120 (+/- 2)
-------------------------------------------------------------------------------
W.A. Initial Cap:                                   5.000
-------------------------------------------------------------------------------
W.A. Periodic Cap (Annualized):                     2.000
-------------------------------------------------------------------------------
W.A. Life Cap:                                      6.000
-------------------------------------------------------------------------------
WAM:                                                360
-------------------------------------------------------------------------------
Interest Only Loans:                                85.2% (+/-5%)
-------------------------------------------------------------------------------
Average Balance:                                    $[238,000] (+/-50,000)
-------------------------------------------------------------------------------
CA:                                                 34.7% (+/-5%)
-------------------------------------------------------------------------------
W.A. Original LTV:                                  71.0% (+/-5%)
-------------------------------------------------------------------------------
W.A. Credit Score:                                  708 (+/-5)
-------------------------------------------------------------------------------
Full/Alt. Doc.:                                     23.1% (+/-5%)
-------------------------------------------------------------------------------
Owner Occupancy:                                    79.7% (+/-10%)
-------------------------------------------------------------------------------
Cash-out Refi.:                                     40.7% (+/-5%)
-------------------------------------------------------------------------------
SFD/PUD:                                            69.4 % (+/-5%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Bond Information:
-------------------------------------------------------------------------------
Class:                                              [1-A-1]
-------------------------------------------------------------------------------
Size:                                               $[143.84] (+/- 10%)
-------------------------------------------------------------------------------
Coupon:                                             5.935 (+/- 15 bps)
-------------------------------------------------------------------------------
Expected Rating:                                    S&P:             AAA
-------------------------------------------------------------------------------
                                                    Moody's:         Aaa
-------------------------------------------------------------------------------
Estimated Credit Support:                           7.2% (+/- 100 bps)
-------------------------------------------------------------------------------
Structure:                                          Cross-collateralized Senior/
                                                    Subordinate Shifting
                                                    Interest
-------------------------------------------------------------------------------
            Note: Information is preliminary and subject to change

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

[LOGO OMITTED]                                                     Sep 27, 2005
                                                                 (212) 538-3831

                               INDYMAC MBS, INC.
                                   Depositor

                                 INDX 05-AR25
                         $[500,000,000] (Approximate)

            Note: Information is preliminary and subject to change

-------------------------------------------------------------------------------
Deal Information:
-------------------------------------------------------------------------------
Deal Settlement:                                    Oct [28], 2005
-------------------------------------------------------------------------------
Investor Settlement:                                Oct [31], 2005
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Approximate Collateral Charateristics:
-------------------------------------------------------------------------------
Group:                                              [2]
-------------------------------------------------------------------------------
Size:                                               $[345,000,000](+/- 10%)
-------------------------------------------------------------------------------
Originator:                                         Indymac
-------------------------------------------------------------------------------
Gross WAC:                                          6.06 (+/- 15 bps)
-------------------------------------------------------------------------------
Net WAC:                                            5.685 (+/- 15 bps)
-------------------------------------------------------------------------------
Index:                                              100.00% 6moL (+/- 5%)
-------------------------------------------------------------------------------
W.A. Gross Margin:                                  2.70 (+/- 5 bps)
-------------------------------------------------------------------------------
W.A. Net Margin:                                    2.325 (+/- 5 bps)
-------------------------------------------------------------------------------
W.A. Months to Roll:                                120 (+/- 2)
-------------------------------------------------------------------------------
W.A. Initial Cap:                                   5.000
-------------------------------------------------------------------------------
W.A. Periodic Cap (Annualized):                     2.000
-------------------------------------------------------------------------------
W.A. Life Cap:                                      6.000 (+/- 25bp)
-------------------------------------------------------------------------------
WAM:                                                360
-------------------------------------------------------------------------------
Interest Only Loans:                                87.3% (+/-5%)
-------------------------------------------------------------------------------
Average Balance:                                    $[613,508] (+/-50,000)
-------------------------------------------------------------------------------
CA:                                                 67.5% (+/-5%)
-------------------------------------------------------------------------------
W.A. Original LTV:                                  70.35% (+/-5%)
-------------------------------------------------------------------------------
W.A. Credit Score:                                  716 (+/-5)
-------------------------------------------------------------------------------
Full/Alt. Doc.:                                     20.2% (+/-5%)
-------------------------------------------------------------------------------
Owner Occupancy:                                    89.7% (+/-10%)
-------------------------------------------------------------------------------
Cash-out Refi.:                                     43.2% (+/-5%)
-------------------------------------------------------------------------------
SFD/PUD:                                            86% (+/-5%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Bond Information:
-------------------------------------------------------------------------------
Class:                                              [2-A-1]
-------------------------------------------------------------------------------
Size:                                               $[320.160] (+/- 10%)
-------------------------------------------------------------------------------
Coupon:                                             5.685 (+/- 15 bps)
-------------------------------------------------------------------------------
Expected Rating:                                    S&P:             AAA
-------------------------------------------------------------------------------
                                                    Moody's:         Aaa
-------------------------------------------------------------------------------
Estimated Credit Support:                           7.2% (+/- 100 bps)
-------------------------------------------------------------------------------
Structure:                                          Cross-collateralized Senior/
                                                    Subordinate Shifting
                                                    Interest
-------------------------------------------------------------------------------

            Note: Information is preliminary and subject to change

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.